NOTE 9 - INCOME TAXES (Details) - Schedule of Income Tax Rconciliation (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Schedule of Income Tax Rconciliation [Abstract]
Net loss	$ (9,281,342)	$ (6,049,335)
Tax rate	30.99%	31.64%
Tax at statutory rate	(2,876,009)	(1,914,000)
Stock-based compensation	471,359	498,057
Other	141,285	6,455
Change in valuation allowance	2,263,365	1,409,488
Provision for income taxes	$ 0	$ 0